ASSET RETIREMENT OBLIGATION	12 Months Ended
Dec. 31, 2017
ASSET RETIREMENT OBLIGATION
ASSET RETIREMENT OBLIGATION

8) ASSET RETIREMENT OBLIGATION

($ thousands)	December 31, 2017	December 31, 2016
Balance, beginning of year	$181,700	$206,359
Change in estimates	13,064	5,496
Property acquisition and development activity	1,322	3,003
Divestments	(72,306)	(35,635)
Settlements	(12,907)	(8,390)
Accretion expense	6,863	10,867
Balance, end of year	$117,736	$181,700

Enerplus has estimated the present value of its asset retirement obligation to be $117.7 million at December 31, 2017 based on a total undiscounted liability of $318.8 million (December 31, 2016 - $181.7 million and $452.1 million, respectively). The asset retirement obligation was calculated using a weighted credit-adjusted risk‑free rate of 5.73% and inflation rate of 1.8% (December 31, 2016 – 5.86% and 1.7%, respectively).  The majority of Enerplus’ asset retirement obligation expenditures are expected to be incurred between 2025 and 2055.